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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): January 10, 2006

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                                 Morgan Stanley
                           (Exact Name of Registrant
                            as Specified in Charter)
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           Delaware                     1-11758                36-3145972
       (State or Other          (Commission File Number)     (IRS Employer
Jurisdiction of Incorporation)                             Identification No.)

1585 Broadway, New York, New York                                 10036
     (Address of Principal                                      (Zip Code)
       Executive Offices)


       Registrant's telephone number, including area code: (212) 761-4000

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01.  Other Events.

In connection with the registrant's Registration Statement on Form S-3 (File No. 333-129243), attached and filed herewith, and incorporated by reference therein, is Exhibit 1-g, Form of Underwriting Agreement.


Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit
     Number     Description
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     1-g        Form of Underwriting Agreement










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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         MORGAN STANLEY
                                         (Registrant)


                                         By: /s/ Jeanne E. Greeley
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                                            Name:  Jeanne E. Greeley
                                            Title: Assistant Secretary & Counsel


Date: January 10, 2006